[This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.]

[AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.]

[This document has been approved and endorsed by The Associated General Contractors of America.]

                                                                    1997 EDITION


                                                                   EXHIBIT 10.25

                                                          AIA DOCUMENT A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM


AGREEMENT made as of the eighth day of May in the year Two Thousand and Two (In words, indicate day, month and year)

BETWEEN the Owner: Mercantile Bank Of West Michigan
(Name, address and other information)
             5650 Byron Center Ave.
             Wyoming, MI 49509




and the Contractor: Visser Brothers
(Name, address and other information)
             1946 Turner NE
             Grand Rapids, MI 49504




The Project is: Mercantile Bank of West Michigan
(Name and location)
             Kentwood Branch
             4860 Broadmoor Avenue
             Kentwood, MI 49512

The Architect is: Concept Design Group
(Name, address and other information)
             89 Monroe Center, Suite 400
             Grand Rapids, MI 49503


The Owner and Contractor agree as follows.


[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C.  20006-5292

COPYRIGHT 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
1987, (C) 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 1 THE CONTRACT DOCUMENTS

     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT

     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
     (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

     3.2 The Contract Time shall be measured from the date of commencement.


     3.3 The Contractor shall achieve Substantial Completion of the entire Work
     not later than           days from the date of commencement, or as follows:
     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

                                November 15, 2002

     , subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)


[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C.  20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 4 CONTRACT SUM

     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Nine Hundred Thirty Thousand Seven Hundred Seventy Five and 71/100 Dollars ($930,775.71), subject to additions and deductions as provided in the Contract Documents.


     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner:
     (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

          No deductive alternates were accepted.

     4.3 Unit prices, if any, are as follows:

          Placing new soil and removal and disposal of unsuitable soil offsite as selected by soil engineer.

                       Under parking lot                 15.00/cu. yd. in place
                       Under foundation & footing        18.00/cu. yd. in place
                       Under utility trenches            18.00/cu. yd. in place

ARTICLE 5 PAYMENTS

     5.1 PROGRESS PAYMENTS

     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

     5.1.3 Provided that an Application for Payment is received by the Architect not later than the thirtieth day of a month, the Owner shall make payment to the Contractor not later than the thirtieth day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty (30) days after the Architect receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.


[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of five percent (5%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of five percent(5%);

          .3 Subtract the aggregate of previous payments made by the Owner; and

          .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

          .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

          .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)







     5.1.9 Except with the Owners prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.


     5.2 FINAL PAYMENT

     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

     .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph
     12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and


     .2 a final Certificate for Payment has been issued by the Architect.

[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION

     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (Insert rate of interest agreed upon, if any.)

     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     7.3 The Owner's representative is:             Bob Kaminski
     (Name, address and other information)          5650 Byron Center Ave.
                                                    Wyoming, MI 49509


     7.4 The Contractor's representative is:        Jahn deBlecourt
     (Name, address and other information)          1946 Turner NE
                                                    Grand Rapids, MI 49504


     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.


     7.6 Other provisions:

[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C.  20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated March 11, 2002, and are as follows:

     Document                           Title                           Pages

     See Exhibit "A"



     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
     (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

     Section                            Title                           Pages

     See Exhibit "A"




     8.1.5 The Drawings are as follows, and are dated March 11, 2002 unless a different date is shown below:
     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Number                             Title                           Date

     See Exhibit "A"

[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     8.1.6 The Addenda, if any, are as follows:

       Number              Date                  Pages
     Addendum #1     March 28, 2002      l to 8 & AD1.1 to AD1.13 & AD1-S1 to
                                            S3 & AD1.M1 & SKE1

     Addendum #2     April 15, 2002      1 to 7 & AD2.1 to AD2.11 & AD-2-MI
     Addendum #3     April 18, 2002      l to 1 & AD3.1

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

     (List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

     Exhibit "B" Original Bid Form
     Exhibit "C" Bid Adjustment Letter dated May 1, 2002
     Exhibit "D" Project Schedule
     Exhibit "E" Letter for Sanitary Add dated May 6, 2002
     Exhibit "F" Letter for Sanitary & Water Add dated May 6, 2002

     This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

     Mercantile Bank of West Michigan

     by /s/ Robert B. Kaminski                  /s/ Bruce Visser
     -----------------------------------        --------------------------------
     OWNER (Signature)                          CONTRACTOR (Signature)

     /s/ Robert B. Kaminski     SVP             Bruce Visser            C.E.O.
     -----------------------------------        --------------------------------
     (Printed name and title)                   (Printed name and title)

     CAUTION: You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.

[AIA LOGO]
(C)1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

                                   EXHIBIT 'A'
                                     1 OF 2

  SPECIFICATION
------------------------------------------------------------------------------------------------------------
  DIVISION 1 - GENERAL REQUIREMENTS                        05400    Light Gauage Metal Trusses
  00700    A.I.A General Conditions                        05500    Metal Fabrication
  00800    1987 Edition Supplementary Conditions
  01000    Special Conditions                              DIVISION 6 - WOOD AND PLASTICS
  01027    Applications for Payment                        06100    Rough Carpentry
  01030    Alternates                                      06402    Interior Architectural Woodwork
  01031    Unit Pricing
  01035    Modification Procedures                         DIVISION 7 - THERMAL AND MOISTURE
  01040    Project Coordination                                     PROTECTION
  01041    Cleaning and Debris Control                     07100    Water-Proofing
  01045    Cutting and Patching                            07160    Bituminous Dampproofing
  01050    Field Engineering                               07210    Building Insulation
  01095    Reference Standards and Definitions             07240    Exterior Insulation and Finish Systems
  01200    Project Meetings                                07412    Metal Wall Panel
  01300    Submittals                                      07533    Elastomeric Sheet Roofing & Roof
  01400    Quality Control Services                                 Insulation
  01500    Temporary Facilities and Utilities              07600    Flashing and Sheet Metal
  01520    Temporary Barriers and Fencing                  07610    Prefinished Metal Roofing
  01600    Materials and Equipment                         07901    Joint Sealants
  01631    Product Substitutions
  01700    Project Close-Out                               DIVISION 8 - DOORS AND WINDOWS
  01740    Warranties and Bonds                            08111    Standard Steel Doors and Frames
                                                           08211    Flush Wood Doors
  DIVISION 2 - SITE WORK                                   08410    Aluminum Entrances, Storefronts and
  02110    Site Clearing                                            Windows
  02200    Earthwork                                       08710    Door Hardware
  02511    Hot-Mixed Asphalt Paving                        08800    Glazing
  02520    Portland Cement Concrete Paving
  02715    Sanitary Sewer                                  DIVISION 9 - FINISHES
  02650    Domestic Water Service                          09250    Gypsum Drywall
  02720    Storm Sewer                                     09300    Tile
  02800    Irrigation                                      09511    Acoustical Panel Ceiling Systems
  02900    Landscaping                                     09660    Resilient Tile Flooring
                                                           09678    Resilient Wall Base and Accessories
  DIVISION 3 - CONCRETE                                    09680    Carpet
  03300    Cast-in-Place Concrete                          09900    Painting
                                                           09950    Wall Coverings
  DIVISION 4 - MASONRY
  04200    Masonry                                         DIVISION 10 -SPECIALTIES
                                                           10155    Toilet Compartments
  DIVISION 5 - METALS                                      10520    Fire Extinguishers, Cabinets and
  05120    Structural Steel                                         Accessories
  05220    Steel Joists and Joist Girders                  10800    Toilet and Bath Accessories
  05310    Steel Deck

  DRAWING INDEX
------------------------------------------------------------------------------------------------------------
  T1.1 -   TITLE SHEET, GENERAL NOTES,                     C1.1  -  ARCHITECTURAL SITE PLAN
           ABBREVIATIONS, GENERAL                          C4.1  -  ARCHITECTURAL SITE DETAILS
           INFORMATION, SYMBOL LEGEND,                     C4.2  -  ARCHITECTURAL SITE DETAILS
  C1   -   SITE LAYOUT & UTILITY PLAN (BY                  L1.1  -  LANDSCAPE PLAN & DETAILS
           FLEIS & VANDENBRINK)                            A1.0  -  BASEMENT FLOOR PLA N
  C2   -   PAVING, GRADING & DRAINAGE (BY                  A1.1  -  MAIN FLOOR PLAN
           FLEIS & VANDENBRINK)                            A1.2  -  ROOF PLAN
  C3   -   SOIL EROSION COTROL (BY FLEIS &                 A2.1  -  DOOR SCHEDULE & DOOR DETAILS
           VANDENBRINK)                                    A2.2  -  INTERIOR FINISH SCHEDULE &
  C4   -   DETAILS (BY FLEIS & VANDENBRINK)                         SPECIFICATIONS
  1/1  -   DRIVEWAY DETAIL (BY FLEIS &                     A3.0  -  BASEMENT REFLECTED CEILING
           VANDENBRINK)                                             PLAN

                                  EXHIBIT 'A'
                                     2 OF 2


  A3.1  -  MAIN FLOOR REFLECTED CEILING
           PLAN
  A4.1  -  INTERIOR ELEVATIONS
  A4.2  -  INTERIOR DETAILS
  A4.3  -  INTERIOR DETAILS
  A5.1  -  EXTERIOR ELEVATIONS
  A6.1  -  BUILDING SECTIONS
  A7.1  -  EXTERIOR WALL SECTIONS
  A7.2  -  EXTERIOR WALL SECTIONS
  A8.1  -  EXTERIOR DETAILS
  A8.2  -  EXTERIOR DETAILS
  F1.1  -  FURNITURE PLAN (FOR
           INFORMATION ONLY)
  S1.0  -  FOUNDATION PLAN
  S2.0  -  FOUNDATION DETAILS
  S3.0  -  MAIN FLOOR FRAMING PLAN
  S3.1  -  ROOF FRAMING PLAN
  S4.0  -  FRAMING DETAILS
  S4.1  -  STRUCTURAL NOTES
  P1.0  -  MAIN FLOOR PLUMBING PLAN
  M1.0  -  MAIN FLOOR MECHANICAL PLAN
  M2.0  -  SNOWMELT TUBING PLAN
  E1.0  -  BASEMENT & MAIN FLOOR LIGHTING
           PLANS
  E2.0  -  BASEMENT & MAIN FLOOR POWER
           PLANS
  E3.0  -  ONE-LINE DIAGRAM
  E4.0  -  ELECTRICAL NOTES &
           SPECIFICATIONS

                               Exhibit "B" 1 of 3

BID FORM
NAME OF BIDDER    VISSER BROTHERS, INC.
                  --------------------------------------------------------------
ADDRESS           1946 Turner NW
                  ----------------------------------
                  Grand Rapids, Michigan  49504         PHONE  616-363-3825
                  ----------------------------------          ------------------
                                                        FAX    616-363-6477
                                                              ------------------

PROJECT:
     Mercantile Bank of West Michigan Kentwood Branch
     4860 Broadmoor Avenue
     Kentwood, MI 49506

ARCHITECT:
     Concept Design Group
     89 Monroe Centre NW
     Grand Rapids, Michigan 49518

The undersigned, having familiarized themselves with the local conditions affecting the cost of the Work and with the Contract Documents including:
Drawings: T1.1, C1, C2, C3, C4, 1/1, L-1.1, A1.0, A1.1, A1.2, A2.1, A2.2, A3.1,
A3.2, A4.1, A4.2, A4.3, A5.1, A6.1, A7.1, A7.2, A8.1, A8.2, F1.0, S1.0, S2.0,
S3.0, S3.1, S4.0, S4.1, P1.0, M1.0, M2.0, E1.0, E2.0. E3.0, E4.0 Instruction to
Bidders, General and Supplementary Conditions, Specifications and General Requirements dated March 11, 2002, hereby propose to furnish all labor, materials, equipment and services necessary for and reasonably incidental to the proper completion of the above named project, in accordance with the Contract Documents including all addenda issued thereto.

BASE BID:

Eight Hundred Ninty Seven Thousand 00/100
--------------------------------------------------------------------------------
                                Dollars ($ 897,000.00                          )
------------------------------            -------------------------------------

ALTERNATES


A Delete Masonry Retaining wall on South side of building and Taper grade down on adjoining site to the South

     (Fourteen Thousand, Four Hundred)                  Dollars $ (14,400.00)
     ---------------------------------------------               ---------------

B    Delete Boiler and Snow Melt System from front
     entry sidewalk.
     (Thirteen Thousand Three Hundred Fifty)            Dollars $ (13,350.00)
     ---------------------------------------------               ---------------

C                                                       Dollars $
     ---------------------------------------------               ---------------

D                                                       Dollars $
     ---------------------------------------------               ---------------

E                                                       Dollars $
     ---------------------------------------------               ---------------

UNIT PRICING
     Give unit price for removing and disposing of unsuitable soil offsite and replacing soil backfill material as selected by soils engineer. Remove soil and backfill with approved material.


           Under Parking lot                       Dollars $ 15.00 /cu.yd
           Under Foundations & Footing             Dollars $ 18.00 /cu.yd
           Under Utility Trenches                  Dollars $ 18.00 /cu.yd

Bid Form                         Exhibit "B" 2 of 3
Page 2 of 2

FEES FOR ADDITIONAL WORK

     For additional work performed upon authorization of the Owner.
     1. Our own work: Actual cost to us of labor and materials plus a fee of;
             10      %.
     ----------------
     2. Sub-Contractor's work: Sub-Contractor's price to us plus a fee of;
             10      %.
     ----------------

ACKNOWLEDGMENT OF ADDENDA:

     The following Addenda have been received and are hereby acknowledged, and their execution included in the above Base Bid:

     Addenda Numbers: #1-dtd 3/28/02; #2 dtd 4/15/02; #3 - dtd 4/18/02
                     -------------------------------------------------

DATE OF COMPLETION

     Assuming a contract will be issued to the General Contractor by April 19th 2002, please identify the anticipated dates of completion would be for each of these milestones.

                                                                             Date
     Start Construction Date                                                 May 13, 2002
     Date of Setting of owner supplied Vault                                 June 24, 2002
     Date of generator and transformer delivery and set up                   Oct. 14, 2002
     Date for installation of AT&T phone lines                               Sept. 16, 2002
     Date of setting owner supplied teller equipment                         Oct. 14, 2002
     Date for setting owner supplied ATM and Night depository                Oct. 14, 2002
     Date of Substantial Completion / Temporary Occupancy / carpet and
        wall finishes are completed                                          Nov. 15, 2002
        Owner move will take 3 weeks to install furniture and
        bank equipment and communications and data wiring
     Date of Final Completion, Final Occupancy Branch open for Business      Dec. 13, 2002

BID WITHDRAWAL

     In submitting this bid, it is understood that the right is reserved by the Owner to reject any or all bids or to waive irregularities and that this bid may not be withdrawn for a period of thirty days after opening.

This bid is submitted in the name of:

     (If a Corporation, affix seal)        VISSER BROTHERS, INC.
                                        ----------------------------------------

     BY         /s/ Bruce Visser
             ----------------------------------
     TITLE      CEO
             ----------------------------------
     DATE       April 24, 2002
             ----------------------------------

                               Exhibit "B" 3 of 3

VISSER BROTHERS, INC.   [VB LOGO]
        GENERAL CONTRACTORS




     Wednesday, April 24, 2002

     JOB: MERCANTILE BANK - KENTWOOD BRANCH

                         CLARIFICATIONS TO OUR PROPOSAL

          1) No Pylon sign or directional sign. No interior or exterior building signage or numbers.
          2)   All banking equipment furnished & installed by others.
          3)   No soil poisoning for termite protection.
          4)   We do not include excavation of buried top soil. See unit prices.
          5) We do not include the sanitary sewer assessment fees, water meter connection fee or sanitary sewer connection fee.
          6)   No gas or electric service charges, fees or meter costs.
          7)   We do not include a Performance and Labor or Material Bond.
          8)   No Teller stations at 113
          9) Our proposal includes the retaining wall on the south side of the property made of Landscape Masonry Block (Div. 2) not Building Masonry Block (Div. 4). We do not include a concrete footing under this wall.
          10) The painter we used in our proposal did not include any painting in the basement.
          11)  Security System by others.
          12) No new construction for Decel Lane. We include only new pavement marking on paving to create a decal lane.
          13) Our Proposal includes 6" kraft faced fiberglass insulation in lieu of spray-on insulation in the high roof area.



1946 Turner Ave, NW - Grand Rapids, M1 49504
616.363.3825 - fax 616.363.6477

                      EXHIBIT "C" - CONTRACT STIPULATED SUM

      ORIGINAL PROPOSAL:                                         $ 897,000.00
           Add for Irrigation - Constantine                            486.00
           Add for Landscaping - Landscape Design                    2,410.00
           Add for Caulking - Helms Caulking                           525.00
           Add for Aluminum storefronts & glass -
                   Grand Rapids Sash & Door                          1,100.00
           Add for painting & vinyl wallcovering -
                   Metro Painting                                   No Change
           Add for Fire Protection - Total Fire Protection             208.00
           Add for HVAC - Troost Mechanical                          1,025.00
           Add for spray-on insulation                               6,494.00
           Add for hollow metal hardware and doors -
                   S.A. Morman                                         600.00
           Add for Grand Rapids Water, Sanitary Fees, and
                   Charges                                          18,302.71
           Add for Kentwood Sanitary Lateral Fee                     2,625.00
                                                                   ----------
      REVISED PROPOSAL:                                            930,775.71


                                  EXHIBIT "D"


                       MERCANTILE BANK - KENTWOOD BRANCH

----------------------------------------------------------------------------------------------
ID             Task Name                                               Task
----------------------------------------------------------------------------------------------
1        Excavation & Site Utilities                                 5/12 - 6/30

2        Site Concrete                                               9/15 - 10/6

3        Lawn Irrigation                                                    10/6

4        Landscaping                                                10/6 - 10/13

5        Asphalt Paving                                                    10/20

6        Footings & Foundation Walls                                 6/2  - 6/23

7        Basement Floor Slab                                                7/14

8        Structural Steel, Joist & Deck                              6/30 - 7/14

9        Vault Installation                                                 6/30

10       Steel Roof Trusses                                                 7/21

11       Frame Exterior Walls                                         7/21 - 8/4

12       Rubber Roof                                                        8/11

13       Masonry                                                       8/4 - 9/8

14       Standing Seam Metal Roof                                     9/8 - 9/29

15       Aluminum Doors & Windows                                    9/15 - 9/22

16       Metal studs, Drywall, Acoust                               9/8  - 10/13

17       Painting, Staining, VWC                                    10/13 - 11/3

18       Install Millwork & Cabinetry                               10/20 - 11/3

19       Flooring                                                   11/3 - 11/10

20       Fire Protection                                             9/15 - 10/6

21       Plumbing                                                    7/7 - 11/10

22       H.V.A.C.                                                   8/18 - 11/10

23       Electrical                                                  8/4 - 11/10

----------------------------------------------------------------------------------------------
SUBSTANTIAL COMPLETION: 11/15/02        Task           Milestone           Rolled Up Task           Rolled Up Progress
Revised: 4/29/02
Jahn de Blecourt, Visser Brothers       Progress       Summary             Rolled Up Milestone

                                  Exhibit "E"

VISSER BROTHERS, INC.   [VB LOGO]
        GENERAL CONTRACTORS



     Monday, May 06, 2002

     Bill Granzow
     Concept Design
     89 Monroe Center
     Grand Rapids, MI. 49503

     RE: MERCANTILE BANK - KENTWOOD

     Dear Bill:

          Gordon Start from the City of Kentwood Engineering Department is requiring a $2,500.00 fee for the sanitary sewer lateral that is installed.
          Please include the following:

                  City of Kentwood Fee:                    $2,500.00
                                              5% O/P          125.00
                                                           ---------
                                              TOTAL ADD:   $2,625.00

          Sincerely,

          /s/ Bruce Visser

          Bruce Visser

1946 Turner Ave, NW - Grand Rapids, MI 49504
616.363.3825 - fax 616.363.6477

                                  Exhibit "F"

VISSER BROTHERS, INC.   [VB LOGO]
        GENERAL CONTRACTORS

     Monday, May 06, 2002

     Bill Granzow
     Concept Design
     89 Monroe Center
     Grand Rapids, MI. 49503

     RE: MERCANITLE BANK - 4860 BROADMOOR SE

     Dear Bill:

          Please add the City of Grand Rapids fees for sewer and water to the contract. We have paid this invoice so we can get a building permit.

             City of GR Invoice:                     $17,431.16
                                      5% O/P             871.55
                                                     ----------
                                      AMOUNT DUE:    $18,302.71




     Sincerely,

     /s/ Bruce Visser

     Bruce Visser

     encl: City of Grand Rapids Invoice


1946 Turner Ave, NW - Grand Rapids, MI 49504
616.363.3825 - fax 616.363.6477